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Exhibit 23.01

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 55690) of Powergen plc of our report dated May 31, 2002, relating to the financial statements and supplemental schedule of the LG&E Energy Corp. Savings Plan as of and for the year ended December 31, 2001 which appear in this Form 11-K.

PricewaterhouseCoopers LLP
Louisville, Kentucky
June 26, 2002

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  Exhibit 23.01
CONSENT OF INDEPENDENT ACCOUNTANTS